Exhibit 99.1

Ligand Announces Record Date and Details for Distribution for OmniAb Spin-Off

EMERYVILLE, Calif. (October 3, 2022) – Ligand Pharmaceuticals Incorporated (NASDAQ: LGND) today announced that its board of directors has set October 26, 2022 as the record date (Record Date) for the dividend of shares of common stock of OmniAb, Inc. to be distributed to Ligand shareholders in order to effect the separation of Ligand and OmniAb into two independent, publicly traded companies. The dividend in OmniAb shares is expected to be distributed to Ligand shareholders on or about November 1, 2022, the expected closing date of the previously announced business combination (Business Combination) between OmniAb and Avista Public Acquisition Corp. II (APAC) (NASDAQ: AHPA). Following the closing of the Business Combination, APAC will change its name to “OmniAb, Inc.” (New OmniAb) and begin trading on the Nasdaq Global Market under the stock ticker symbol “OABI,” and Ligand will continue to trade on the Nasdaq Global Market under the stock ticker symbol “LGND.”

Ligand shareholders as of the close of business on the Record Date will receive shares of OmniAb common stock on a pro rata basis representing 100% of Ligand’s interest in OmniAb. Immediately following the distribution of OmniAb shares, the Business Combination is expected to close. Upon the closing of the Business Combination, all shares of OmniAb common stock will be automatically exchanged for shares of New OmniAb on a pro rata basis according to a base exchange ratio (Base Exchange Ratio) calculated immediately prior to closing using a formula set forth in the merger agreement (Merger Agreement) among Ligand, OmniAb, APAC and a subsidiary of APAC. The Base Exchange Ratio is based on the number of shares of Ligand common stock outstanding and the relative trading values of the Ligand common stock in the “regular way” and “ex-distribution” markets during the five-trading-day period prior to the closing.

Based on an illustrative record date of June 30, 2022 and Ligand stock price as of such date and an estimated Base Exchange Ratio, Ligand shareholders would receive approximately 4.9 shares of New OmniAb common stock for each share of Ligand/OmniAb common stock.

In addition, as part of the exchange, Ligand shareholders as of the Record Date will receive earnout shares (Earnout Shares) of New OmniAb common stock on a pro rata basis according to an earnout exchange ratio (Earnout Exchange Ratio) calculated immediately prior to closing using a formula set forth in the Merger Agreement. Based on an illustrative record date of June 30, 2022 and Ligand stock price as of such date and an estimated Earnout Exchange Ratio, Ligand shareholders would receive approximately 0.75 shares of New OmniAb common stock for each share of Ligand/OmniAb common stock. The Earnout Shares will vest based upon the achievement of certain volume-weighted average trading prices for shares of New OmniAb during the five-year period following the closing of the Business Combination.

Based on the foregoing estimates, Ligand’s shareholders would receive aggregate shares of New OmniAb common stock representing approximately 76.3% (assuming no redemptions by APAC shareholders) to 85.0% (assuming maximum redemptions by APAC shareholders) of New OmniAb, APAC’s existing public shareholders would own approximately 18.0% (assuming no redemptions by APAC shareholders) to 0% (assuming maximum redemptions by APAC shareholders) of New OmniAb, and the sponsor and related parties of APAC (Sponsor) would own approximately 5.7% (assuming no redemptions by APAC shareholders) to 15.0% (assuming maximum redemptions by APAC shareholders) of New OmniAb, including the Earnout Shares in each case.

The actual number of shares of New OmniAb common stock and Earnout Shares that each Ligand shareholder will receive with respect to each share of OmniAb common stock will be calculated on the closing date and may differ from these estimates. No fractional shares of New OmniAb common stock will be issued in the merger, and instead Ligand shareholders will receive cash in lieu of any fractional share (other than with respect to Earnout Shares).

Ligand shareholders do not need to take any action. Their OmniAb shares received upon distribution of the dividend will automatically be exchanged for New OmniAb common stock and Earnout Shares in the merger on the closing date of the Business Combination. Following the closing of the Business Combination, Ligand shareholders will continue to hold, along with their new shares of New OmniAb common stock and Earnout Shares, the same number of shares of Ligand common stock that they held immediately prior to the closing. After the closing, investors should expect that Ligand’s share price will adjust to reflect the transfer of the OmniAb business to New OmniAb.

In connection with the Business Combination, OmniAb and APAC filed registration statements with the Securities and Exchange Commission (SEC), described below under “Important Information and Where to Find It.” On September 30, 2022, the SEC declared both registration statements effective. The registration statements contain further information regarding the spin-off and Business Combination, including the conditions to completion of the Business Combination and additional details regarding the calculation of the applicable exchange ratios described above.

Factors that May Affect the Dividend and Spin-Off

The dividend is conditioned upon, and the spin-off and Business Combination are subject to, the satisfaction or waiver of closing conditions for the Business Combination. If certain closing conditions are not satisfied or waived in advance of the expected closing date, Ligand may elect to change the record date for the dividend to a later date or to not proceed with the dividend or the spin-off.

Two-Way Trading to Begin for Ligand on the Nasdaq Global Market (Nasdaq)

Beginning on or around the trading day prior to the Record Date and continuing through the close of trading on the closing date of the Business Combination, there will be two markets in Ligand common stock on Nasdaq: a “regular way” market and an “ex-distribution” market. During this period of two-way trading in Ligand common stock, there will also be a market on Nasdaq for New OmniAb common stock on a “when issued” basis.

The trading options that will be available during the two-way trading period are:

Ligand Regular Way Trading

If, during the period of two-way trading, a Ligand shareholder sells a share of Ligand common stock in the regular way market under Ligand’s Nasdaq symbol, “LGND,” the shareholder will be selling both the share of Ligand common stock and the right to receive shares of New OmniAb common stock in the transaction.

Ligand Ex-distribution Trading

If, during the period of two-way trading, a Ligand shareholder sells a share of Ligand common stock in the ex-distribution market under the temporary Nasdaq symbol “LGNDV,” the Ligand shareholder will be selling only a share of Ligand common stock and will retain the right to receive shares of New OmniAb common stock in the transaction.

New OmniAb When issued Trading

During the two-way trading period, a Ligand shareholder also has the option of selling the right to receive shares of New OmniAb common stock while retaining shares of Ligand common stock. This option will be available under the temporary Nasdaq symbol “OABIV.”

Trades under the symbols “OABIV” and “LGNDV” will settle after the closing date of the Business Combination. If the transaction is not completed, all trades made under these temporary symbols will be cancelled.

In all cases, investors should consult with their financial and tax advisors regarding the specific implications of selling shares of their Ligand common stock or the right to receive shares of New OmniAb common stock on or before the closing date of the Business Combination.

About OmniAb®

OmniAb’s discovery platform provides pharmaceutical industry partners access to the diverse antibody repertoires and high-throughput screening technologies to enable discovery of next-generation therapeutics. At the heart of the OmniAb platform is the Biological Intelligence™ (BI) of our proprietary transgenic animals, including OmniRat, OmniChicken and OmniMouse that have been genetically modified to generate antibodies with human sequences to facilitate development of human therapeutic candidates. OmniFlic (transgenic rat) and OmniClic (transgenic chicken) address industry needs for bispecific antibody applications though a common light chain approach, and OmniTaur features unique structural attributes of cow antibodies for complex targets. We believe the OmniAb animals comprise the most diverse host systems available in the industry and they are optimally leveraged through computational antigen design and immunization methods, paired with high-throughput single B cell phenotypic screening and mining of next-generation sequencing datasets with custom algorithms to identify fully human antibodies with superior performance and developability characteristics. An established core competency focused on ion channels and transporters further differentiates our technology and creates opportunities in emerging target classes. OmniAb antibodies have been leveraged across modalities, including bispecific antibodies, antibody-drug conjugates and others. The OmniAb suite of technologies span from BI-powered repertoire generation to cutting edge antibody discovery and optimization offering a highly efficient and customizable end-to-end solution for the growing discovery needs of the global pharmaceutical industry.

About Avista Public Acquisition Corp. II

APAC is a special purpose acquisition company that completed its initial public offering in August 2021. APAC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or business combination with one or more businesses. APAC is sponsored by Avista Acquisition LP II, which was formed for the express purpose of acting as the sponsor for APAC. Avista Acquisition Corp. is an affiliate of Avista Capital Holdings, L.P. For more information, please visit www.avistapac.com/ahpac.

About Ligand Pharmaceuticals

Ligand is a revenue-generating biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines. Our business model creates value for stockholders by providing a diversified portfolio of biotech and pharmaceutical product revenue streams that are supported by an efficient and low corporate cost structure. Our goal is to offer investors an opportunity to participate in the promise of the biotech industry in a profitable, diversified and lower-risk business than a typical biotech company. Our business model is based on doing what we do best: drug discovery, early-stage drug development, product reformulation and partnering. We partner with other pharmaceutical companies to leverage what they do best (late-stage development, regulatory management and commercialization) ultimately to generate our revenue. Ligand’s OmniAb® technology platform is a patent-protected transgenic animal platform used in the discovery of fully human monoclonal and bispecific therapeutic antibodies. The Captisol platform technology is a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. Ligand’s Pelican Expression Technology is a robust, validated, cost-effective and scalable platform for recombinant protein production that is especially well-suited for complex, large-scale protein production where traditional systems are not. Ligand has established multiple alliances, licenses and other business relationships with the world’s leading pharmaceutical companies including Amgen, Merck, Pfizer, Sanofi, Takeda, Gilead Sciences and Baxter International. For more information, please visit www.ligand.com.

Follow Ligand on Twitter @Ligand_LGND.

Important Information and Where to Find It

In connection with the Business Combination, OmniAb filed with the SEC a registration statement on Form 10 (Form 10) (File No. 000-56427) registering shares of OmniAb Common Stock and APAC filed with the SEC a registration statement on Form S-4 (Form S-4) (File No. 333-264525) registering shares of New OmniAb Common Stock, warrants and certain equity awards. APAC has also filed a definitive proxy statement/prospectus in connection with the APAC shareholder vote required in connection with the Business Combination. The Form 10 filed by OmniAb included portions of the Form S-4 filed by APAC, which will serve as an information statement/prospectus in connection with the spin-off of OmniAb. This communication does not contain all the information that should be considered concerning the Business Combination. This communication is not a substitute for the registration statements that OmniAb and APAC filed or will file with the SEC or any other documents that APAC or OmniAb may file with the SEC, or that APAC, Ligand or OmniAb may send to stockholders in connection with the Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the Business Combination. APAC’s shareholders, Ligand’s stockholders and other interested persons are advised to read the definitive registration statements, and documents incorporated by reference therein, as these materials will contain important information about APAC, OmniAb and the Business Combination. The definitive proxy statement/prospectus will be mailed to APAC’s shareholders as of the record date of September 1, 2022 for voting on the Business Combination.

The registration statements, proxy statement/prospectus/information statement and other documents are also available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Avista Public Acquisition Corp. II, 65 East 55th Street, 18th Floor, New York, NY 10022.

Participants in the Solicitation

Ligand, APAC and OmniAb, and each of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from APAC’s shareholders in connection with the Business Combination. Shareholders are urged to carefully read the final proxy statement/prospectus/information statement because it contains important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of APAC’s shareholders in connection with the Business Combination is set forth in the registration statements filed with the SEC. Information about APAC’s executive officers and directors and OmniAb’s management and directors also is set forth in the registration statements relating to the Business Combination.

No Solicitation or Offer

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements

This news release contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand’s judgment as of the date of this release. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include: the expected timing of the spin-off of OmniAb and Business Combination with APAC; the estimated Base Exchange Ratio and Earnout Exchange Ratio and aggregate ownership of New OmniAb by Ligand’s and APAC’s respective shareholders and by the Sponsor; the anticipated two-way trading market in Ligand common stock on Nasdaq and when-issued trading in New OmniAb common stock; and the ability of the parties to complete the proposed transaction. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: the Business Combination may not be completed in accordance with the expected plans or anticipated timeline or at all; and other risks described in Ligand’s prior press releases and filings with the Securities and Exchange Commission available at www.sec.gov.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of APAC’s registration statement on Form S-1 (File No. 333-257177), the registration statement on Form S-4 (File No. 333-264525), the registration statement on Form 10 (File No. 000-56427), the proxy/information statement/prospectus and certain other documents filed or that may be filed by APAC, Ligand or OmniAb from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand, OmniAb and APAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ligand, OmniAb, or APAC gives any assurance that Ligand, OmniAb or APAC will achieve their expectations. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Contacts:

Ligand Pharmaceuticals Incorporated	LHA Investor Relations
Simon Latimer	Bruce Voss
investors@ligand.com	bvoss@lhai.com
(858) 550-7766	(310) 691-7100
Twitter: @Ligand_LGND

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